UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 24, 2018
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CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-35789	46-0691837
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2101 Cedar Springs Road, Suite 900
Dallas, TX 75201
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (972) 350-0060
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

CyrusOne Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to provide financial information relating to our previously reported acquisition of Zenium Topco Limited ("Zenium") as described in Item 2.01 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on August 30, 2018 (the “Original Filing”).

Except as expressly noted above, this Amendment No. 1 does not modify or update in any way disclosures made in the Original Filing.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and pro forma financial information are being filed in connection with the acquisition of Zenium as required by Rule 3-14 and Article 11 of Regulation S-X. Zenium is an acquisition of real estate operations under Rule 3-14. Pursuant to relief granted to the Company by the staff of the SEC’s Division of Corporation Finance, the Company is filing the historical and interim financial statements described below to satisfy the requirements of Rule 3-14 of Regulation S-X.

Zenium was not acquired from a related party. In assessing Zenium, the Company considered a variety of factors, including factors relating to sources of revenue and expenses. These factors included the existing lease profile of Zenium, location of Zenium's properties, the absence of existing workforces at Zenium, the types of services provided by Zenium, utility rates, maintenance expenses and anticipated capital investments. The Company anticipates pursuing additional development opportunities at Zenium, which could result in increased expenses and revenues. Changes in these factors or other factors described in the historical financial statements and pro forma financial information filed herewith may cause future operating results to differ from the historical and pro forma operating results presented; however, after reasonable inquiry, the Company is not aware of any material factors relating to Zenium, other than the factors disclosed herein or in the financial statements filed herewith, that would cause the reported financial information not to be necessarily indicative of future operating results.

Safe Harbor

This report contains forward-looking statements regarding future events and the Company’s future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which the Company operates and the beliefs and assumptions of its management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of the Company’s future financial performance, its anticipated growth and trends in its businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause the Company’s actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in other documents the Company files with the Securities and Exchange Commission (the “SEC”). More information on potential risks and uncertainties is available in the Company’s recent filings with the SEC, including the Company’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

(a)	Historical Audited Financial Statements of Zenium

•	Independent Auditor's Report to the directors of Zenium Topco Limited

•
Historical Audited Consolidated Statement of Financial Position as at December 31, 2017 and Consolidated Statements of Comprehensive Income, Changes in Equity and Cash Flows for the year ended December 31, 2017

•	Notes to Historical Audited Consolidated Financial Statements for the year ended December 31, 2017

(b)	Unaudited Interim Condensed Consolidated Financial Statements of Zenium

•
Unaudited Interim Condensed Consolidated Statement of Financial Position as at June 30, 2018 and Condensed Consolidated Statements of Comprehensive Income, Changes in Equity and Cash Flows for the six months ended June 30, 2018 and 2017.

•	Notes to Unaudited Interim Condensed Consolidated Financial Statements for the six months ended June 30, 2018 and 2017

(c)	Unaudited Pro Forma Financial Information of CyrusOne Inc. and Subsidiaries

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2017 and the nine months ended September 30, 2018

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Historical Audited Financial Statements of Zenium Topco Limited
99.2	Unaudited Interim Financial Statements of Zenium Topco Limited
99.3	Unaudited Pro Forma Financial Information of CyrusOne Inc. and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: October 31, 2018	By:	/s/ Mark E. Skomal
Mark E. Skomal
Senior Vice President and Chief Accounting Officer